________________________________________________________________________________
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ________________

                                    FORM 8-K
                                ________________


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 19, 2001



                            JOURNAL REGISTER COMPANY
             (Exact Name of Registrant as Specified in Its Charter)



       DELAWARE                        1-12955                 22-3498615
   (State or Other             (Commission File Number)     (I.R.S. Employee
Jurisdiction of Incorporation)                            Identification Number)



              50 WEST STATE STREET, TRENTON, NEW JERSEY 08608-1298 (Address of Principal Executive Offices, Including Zip Code)



                                 (609) 396-2200
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)





_______________________________________________________________________________

ITEM 9.  REGULATION FD DISCLOSURE.

Journal Register Company elects to disclose under Item 9 pursuant to Regulation FD the following information which it intends to provide to certain financial analysts. This information shall not be deemed to be filed hereunder for purposes of liability under the Securities Exchange Act of 1934 or for purposes of incorporation by reference in any registration statement filed by Journal Register Company under the Securities Act of 1933.


                            JOURNAL REGISTER COMPANY
      CONDENSED CONSOLIDATED STATEMENT OF INCOME FROM CONTINUING OPERATIONS
                    (In thousands, except per share amounts)
                                   (Unaudited)

                                                                       QUARTERS ENDED                         YEAR ENDED
                                                    _____________________________________________________  ______________
                                                        March 26,    June 25,   September 24,  December 31,  December 31,
                                                          2000        2000         2000          2000              2000
Revenues
   Advertising                                           $67,491     $76,205       $72,069       $79,699         $295,464
   Circulation                                            21,933      21,903        21,258        22,601           87,695
                                                    -----------------------------------------------------  ---------------
      Newspaper  Revenues                                 89,424      98,108        93,327       102,300          383,159
   Commercial Printing and Other                           4,134       4,162         5,559         5,368           19,223
                                                    -----------------------------------------------------  ---------------
      Total Revenues                                      93,558     102,270        98,886       107,668          402,382

Operating Expenses
   Salaries and Employee Benefits                         33,723      33,583        33,525        35,940          136,771
   Newsprint, Ink and Printing Charges                     7,933       8,255         9,406         9,829           35,423
   Selling, General & Administrative                       9,841       9,746         9,976        11,130           40,693
   Depreciation and Amortization                           6,444       6,416         6,369         6,366           25,595
   Other                                                  12,199      12,331        12,161        13,319           50,010
                                                    -----------------------------------------------------  ---------------
      Total Operating Expenses                            70,140      70,331        71,437        76,584          288,492
                                                    -----------------------------------------------------  ---------------
Operating Income                                          23,418      31,939        27,449        31,084          113,890

   Net Interest and Other                                (9,260)     (9,179)       (9,120)       (8,920)         (36,479)
                                                    -----------------------------------------------------  ---------------
 Income Before Income Taxes and Equity Interest           14,158      22,760        18,329        22,164           77,411

   Taxes on Income (Benefit)                               5,663       9,104         7,332         8,866           30,965
                                                    -----------------------------------------------------  ---------------
 Income Before Equity Interest                             8,495      13,656        10,997        13,298           46,446

   Equity Interest (Loss)                                  (365)       (476)         (301)         (482)          (1,624)
                                                    -----------------------------------------------------  ---------------
Net Income from Continuing Operations                     $8,130     $13,180       $10,696       $12,816          $44,822
                                                    =====================================================  ===============

Net Income per Common Share:
        Basic                                              $0.18       $0.29         $0.24         $0.28            $0.99
        Diluted                                            $0.18       $0.29         $0.23         $0.28            $0.99

Weighted Average Shares Outstanding:
        Basic                                             45,612      45,221        45,196        45,190           45,302
        Diluted                                           45,612      45,250        45,598        45,531           45,474


        Note: The above 2000 financial data is being furnished to provide comparative information and was derived using certain estimates. The Condensed Consolidated Statement of Income has been restated to exclude the results of the Journal Register Company's dispositions which include the Suburban Journals, sold on August 10, 2000; THE (Alton, IL) TELEGRAPH, sold on October 24, 2000; and THE (New Philadelphia, Ohio) TIMES-REPORTER and THE (Massillon, Ohio) INDEPENDENT, sold on
        January 31, 2001.





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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 19, 2001                JOURNAL REGISTER COMPANY



                                    By:/s/ Jean B. Clifton
                                      _______________________________________
                                      Jean B. Clifton
                                      Executive Vice President, Chief Financial
                                      Officer and Secretary

























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